SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE


                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reports) April 18, 1996
                                                        --------------

                            Pharmos Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                         0-11550               13-3207413
- -------------------------------  ----------------------    ---------------------
(State or other jurisdiction of  Commission File Number    (I.R.S. Employer
incorporation or organization)                            Identification Number)



                    2 Innovation Drive, Alachua, FL 32615
                    ----------------------------------------
               (Address of principal executive offices) (zip code)


                                 (904) 462-1210
                 --------------------------------------------
               (Registrant's telephone number including area code)


                                      NONE
                 ---------------------------------------------
               (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5     Other Events


     Pharmos Corporation (the "Company") has reached a settlement with Dr. Nicholas Bodor regarding its licensing of its ophthalmic anti-inflammatory drug, Loteprednol Etabonate ("LotemaxTM"). In October 1995, the Company commenced an action in Supreme Court, New York County, against Dr. Bodor, a former director of the Company, seeking to enjoin Dr. Bodor from taking any steps to terminate or interfere with the Company's rights under its License Agreement with Dr. Bodor relating to LotemaxTM. As previously reported in February 1996, the Court granted the Company's motion for a preliminary injunction and denied Dr. Bodor's motion to dismiss the action for lack of personal jurisdiction.

     Pursuant to a Court-referenced mediation, the Company and Dr. Bodor agreed to discontinue with prejudice all pending actions in New York and Florida.
The settlement involves a lump sum advance payment to Dr. Bodor, based on advances received by the Company from Bausch & Lomb Pharmaceuticals, Inc., with whom it has a marketing agreement for LotemaxTM and line extension products, as well as additional advances based on future advances and other non-royalty payments from Bausch and Lomb or other parties with whom the Company enters into marketing or similar arrangements. The advances will be offset against agreed-upon royalty payments to be made to Dr. Bodor based on the net selling price of Bausch & Lomb or other marketing partners.

     In addition, the settlement confirms Dr. Bodor's right to purchase the active drug ingredient in LotemaxTM from the Company's manufacturer and his right to access the NDA files for LotemaxTM and other licensed patents. Under the terms of the existing License Agreement, however, which remains in full force and effect, the Company retains the exclusive right to make and use LotemaxTM and line extension products in the territory covered by the License, which includes North America and substantially all of Western Europe.

                              SIGNATURE PAGE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              PHARMOS CORPORATION



Date:  April 23, 1996                         /s/ S. Colin Neill
       --------------                         -----------------------------
                                              S. Colin Neill
                                              Acting Chief Financial Officer